UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Annual Report to Shareholders

DWS International Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

25 Financial Statements

29 Financial Highlights

34 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Directors and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.23%, 2.15%, 2.00% and 0.78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 3-year, 5-year and 10-year periods for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS International Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class A	-15.58%	7.69%	12.72%	5.52%
Class B	-16.27%	6.71%	11.68%	4.64%
Class C	-16.24%	6.84%	11.80%	4.70%
MSCI EAFE Index+	-14.41%	8.08%	13.86%	6.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/08
DWS International Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-15.22%	8.13%	13.23%	3.04%
MSCI EAFE Index+	-14.41%	8.08%	13.86%	4.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 8/31/08	$ 56.22	$ 55.54	$ 55.47	$ 56.35
8/31/07	$ 67.17	$ 66.32	$ 66.29	$ 67.34
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .62	$ .002	$ .09	$ .93
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	112	of	221	51
3-Year	64	of	185	35
5-Year	63	of	167	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,956	$11,771	$17,150	$16,136
	Average annual total return	-20.44%	5.59%	11.39%	4.90%
Class B	Growth of $10,000	$8,122	$11,951	$17,273	$15,732
	Average annual total return	-18.78%	6.12%	11.55%	4.64%
Class C	Growth of $10,000	$8,376	$12,197	$17,468	$15,823
	Average annual total return	-16.24%	6.84%	11.80%	4.70%
MSCI EAFE Index+	Growth of $10,000	$8,559	$12,627	$19,136	$18,496
	Average annual total return	-14.41%	8.08%	13.86%	6.34%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$847,800	$1,264,300	$1,861,600	$1,257,700
	Average annual total return	-15.22%	8.13%	13.23%	3.04%
MSCI EAFE Index+	Growth of $1,000,000	$855,900	$1,262,700	$1,913,600	$1,451,100
	Average annual total return	-14.41%	8.08%	13.86%	4.98%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 0.92% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class S	-15.33%	8.02%	13.09%	5.86%
MSCI EAFE Index+	-14.41%	8.08%	13.86%	6.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 56.55
8/31/07	$ 67.57
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .84
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	106	of	221	48
3-Year	53	of	185	29
5-Year	53	of	167	32
10-Year	45	of	96	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,467	$12,605	$18,496	$17,672
	Average annual total return	-15.33%	8.02%	13.09%	5.86%
MSCI EAFE Index+	Growth of $10,000	$8,559	$12,627	$19,136	$18,496
	Average annual total return	-14.41%	8.08%	13.86%	6.34%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 882.80	$ 879.20	$ 879.20	$ 884.10	$ 884.60
Expenses Paid per $1,000*	$ 5.77	$ 9.59	$ 9.49	$ 4.40	$ 3.88
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,019.00	$ 1,014.93	$ 1,015.03	$ 1,020.46	$ 1,021.01
Expenses Paid per $1,000*	$ 6.19	$ 10.28	$ 10.18	$ 4.72	$ 4.17
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.22%	2.03%	2.01%	.93%	.82%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2008.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

• B.S., Carlson School of Management, University of Minnesota.

The following individual has been named consultant to the funds' advisor, Deutsche Investment Management Americas Inc. (the "Advisor").

Michael Sieghart, CFA

Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.

• Joined DWS Investment GmbH: Frankfurt in 1997.

• Senior fund manager of global and European equities: Frankfurt.

• Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

In the following interview, the portfolio management team discusses DWS International Fund's strategy and the market environment during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed poorly during the year under review, returning -14.41% as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.1 The factors underlying the downturn in the overseas markets were largely the same as those that pressured performance in the United States. Foremost among these was the fallout from the US housing and credit crises, the effects of which weighed on economic growth worldwide. Additionally, a number of countries — including the United Kingdom, Ireland and Spain — suffered their own sharp declines in property values. Also hurting stock market performance was the spike in the price of oil, which threatened to crimp corporate profit margins and increase inflation pressures.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As was the case in the US stock market, this combination of factors led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate and consumer shares. At the same time, those with exposure to rising commodity prices, including stocks in the energy and materials sectors, generally outperformed.

Continuing a trend that has been in place for several years, currency performance was generally helpful to US-based investors. When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments. The dollar was indeed weak for much of the past year, cushioning some of the downside for US investors.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the 12 months ended August 31, 2008 was -15.58%, slightly behind the returns for both the MSCI EAFE Index and the fund's Lipper peer group, International Large-Cap Core Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

2 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

The fund has outperformed the Lipper peer group average over the three- and five-year intervals. Its average annualized return for the three- and five-year periods was 7.69% and 12.72%, respectively, versus 7.10% and 12.33% for the Lipper peer group. The fund's one-year return slightly underperformed the one-year average return for the peer group, which was -15.19%.

Q: What elements of the fund's positioning helped performance?

A: One of the largest positives for relative performance came from the fund's sector positioning. The portfolio held a large underweight in financials, a reflection of the sharp deterioration of company fundamentals that resulted from the housing and credit crises.3 Financials lagged the broader market by a substantial margin, so this underweight was a distinct positive for performance. On the other side of the ledger, the fund was also helped by its above-benchmark weightings in energy and health care, both of which outperformed.

Also helping performance was our stock selection in four sectors: industrials, energy, health care and materials.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Looking first at industrials, two stocks in particular contributed to the fund's strong relative performance in this sector. The largest positive impact came from our investment in Orascom Construction Industries, an Egyptian company that has benefited from the construction boom taking place across the Middle East. The company also spun off its cement business and issued a special dividend to shareholders, a move that was well received by investors. We have since sold the stock from the portfolio in order to lock in profits. Another stock that performed well for the fund was Leighton Holdings Ltd., an Australian contracting firm that specializes in construction, engineering and infrastructure projects. As such, Leighton has been well positioned to benefit from the surge in infrastructure spending across China, India and other emerging markets.

In the energy sector, the fund was invested in a number of stocks that outpaced the exceptionally strong performance of the sector as a whole. While energy stocks generally lost ground during the summer, they remain among the fund's top performers for the year by virtue of their standout gains earlier in the period. Our biggest winner was AMEC PLC, an engineering and construction firm that consults on numerous high-profile and profitable projects in the energy and power sectors. Petroleo Brasileiro SA ("Petrobras"), the Brazilian energy giant, outperformed after making two spectacular discoveries offshore. The company also boasts huge proven reserves and the added benefit afforded by Brazil's friendly relations with the rest of the world. Also boosting the fund's relative performance within energy were positions in StatoilHydro ASA (Norway), Total SA (France) and KazMunaiGas Exploration Production (Kazakhstan).

Health care stocks, which tend to have high cash flows and lower sensitivity to broader economic trends, performed well amid the challenging environment of the past year. The fund outperformed in this sector due largely to two standout holdings: Fresenius Medical Care AG & Co., the world's largest provider of dialysis treatments and Lonza Group AG, a contract manufacturer for smaller pharmaceutical and biotechnology firms that lack the capability to efficiently manufacture their own products.

Rounding out the list of the fund's strongest sectors was materials. As was the case with energy, a late downturn in the sector was more than offset by the strong gains generated in the first nine months of the year. The top two performers were both companies that produce potash, Russia's Uralkali and Potash Corp. of Saskatchewan Inc. Potash is one of the primary components of fertilizer, and prices have soared as rising global food consumption has increased the demand for this relatively scarce resource. The metals and mining companies Xstrata PLC and Anglo American PLC also made positive contributions to the fund's return within materials.

Q: What factors were the most noteworthy detractors from performance?

A: From an allocation standpoint, the fund was hurt by holding an underweight position in the utilities sector. Utilities proved to be the best-performing area of the market, as the sector's conservative nature and stable cash flows made it a popular "safe haven" at a difficult time. An overweight position in the consumer discretionary sector, which was pressured by consumers' belt-tightening efforts, was a further negative. Our selection in the discretionary group also detracted from returns, as the stocks of Esprit Holdings Ltd.* and Greene King PLC* were both hurt by slower consumer spending.

* Not held in the portfolio as of August 31, 2008.

Telecommunications was a further area of weakness for the fund. The sector as a whole performed poorly as telecoms' inability to raise prices caused profit margins to shrink. The result was poor performance for the fund's holdings in Telekom Indonesia and Hellenic Telecom, both of which we have sold.

Two Russian holdings — Gazprom and Sberbank — collapsed late in the period following the country's invasion of Georgia and the resulting increase in the perceived political risk associated with investing in Russia. While the decline in these stocks weighed on the fund's short-term performance, we remain confident in the longer-term outlook for both.

Q: What is your view on the overall market environment?

A: An unusually high level of uncertainty continues to weigh on the world stock markets. Much of the outlook for global growth is based on the status of the housing and credit markets in the United States, two factors that are virtually impossible to analyze. However, we believe the longer-term picture outweighs the importance of these shorter-term questions. The bigger story, in our view, is one that will take many years to unfold: the emergence of the global middle class. In the years ahead, three to four billion people will become a part of the global economy as wealth and jobs are created in the developing world. We believe the result will be increased spending by consumers worldwide. This important trend is creating investment opportunities in both the emerging markets and in developed-market companies that do a significant percentage of their business in these markets. When possible, we are looking for opportunities to use short-term market volatility to gain exposure to this powerful longer-term trend.

Overall, we believe the best way to deal with a challenging investment backdrop is to redouble our fundamental research efforts in order to identify the most attractive value opportunities in the global markets. The down market of the past year, while undoubtedly worrisome for individual investors, provides us with a wider universe of reasonably valued companies from which to select. In our view, this provides a fertile environment for us to add value through individual company research.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/08	8/31/07

Common Stocks	94%	97%
Exchange Traded Funds	3%	—
Cash Equivalents	1%	1%
Participatory Notes	1%	—
Preferred Stocks	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks and Participatory Notes)	8/31/08	8/31/07

Europe (excluding United Kingdom)	53%	52%
United Kingdom	16%	18%
Japan	12%	18%
Pacific Basin	7%	7%
Latin America	5%	3%
Canada	3%	1%
Middle East	2%	—
India	2%	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks and Participatory Notes)	8/31/08	8/31/07

Financials	27%	24%
Energy	14%	6%
Materials	11%	10%
Health Care	11%	7%
Industrials	7%	14%
Consumer Staples	7%	8%
Information Technology	6%	6%
Utilities	6%	1%
Telecommunication Services	6%	6%
Consumer Discretionary	5%	18%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2008 (22.2% of Net Assets)	Country	Percent
1. AMEC PLC Operates hotels, inns and resorts throughout Europe	United Kingdom	2.6%
2. Canon, Inc. Producer of visual image and information equipment	Japan	2.6%
3. Nintendo Co., Ltd. Manufactures and markets home-use video games	Japan	2.6%
4. Nokian Renkaat Oyj Develops, manufactures and markets tires for cars, bicycles and heavy machinery	Finland	2.2%
5. Carlsberg AS An international brewing company	Denmark	2.1%
6. Nestle SA Producer and seller of food products	Switzerland	2.1%
7. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.0%
8. Telefonica SA Provider of telecommunication services	Spain	2.0%
9. Lonza Group AG Producer of chemicals and plastics	Switzerland	2.0%
10. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Common Stocks 92.9%
Australia 2.3%
BHP Billiton Ltd.	581,900	20,507,525
Leighton Holdings Ltd. (a)	546,600	21,579,161
(Cost $37,456,606)		42,086,686
Austria 0.3%
Erste Bank der oesterreichischen Sparkassen AG (Cost $6,315,914)	106,685	6,418,008
Belgium 1.0%
InBev NV	256,970	17,852,011
KBC Groep NV	71	6,781
(Cost $13,752,090)		17,858,792
Brazil 3.5%
Banco Bradesco SA (ADR) (Preferred) (a)	1,301,700	23,964,297
Companhia Vale do Rio Doce (ADR)	512,200	13,598,910
Petroleo Brasileiro SA (ADR)	480,200	25,325,748
(Cost $69,371,719)		62,888,955
Canada 2.5%
Potash Corp. of Saskatchewan, Inc.	166,672	29,002,038
Suncor Energy, Inc.	275,800	15,792,654
(Cost $39,416,331)		44,794,692
China 1.2%
China Life Insurance Co., Ltd. "H" (Cost $21,916,761)	5,640,700	21,349,319
Denmark 4.3%
Carlsberg AS "B"	441,450	39,157,027
FLSmidth & Co. AS	178,500	14,254,718
Novo Nordisk AS "B"	459,300	25,535,018
(Cost $93,477,288)		78,946,763
Finland 4.7%
Fortum Oyj	679,000	27,863,974
Nokia Oyj	725,200	18,245,795
Nokian Renkaat Oyj	1,122,000	40,119,885
(Cost $72,187,112)		86,229,654
France 3.6%
Axa	585,112	18,775,990
BNP Paribas	248,814	22,454,425
Societe Generale	91,200	8,849,622
Total SA	204,196	14,680,155
(Cost $55,977,724)		64,760,192
Germany 9.8%
Allianz SE (Registered)	154,964	25,882,784
Bayer AG (a)	422,146	33,446,454
E.ON AG	611,409	35,723,999
Fresenius Medical Care AG & Co. KGaA	356,447	19,153,182
Gerresheimer AG (a)	459,570	23,172,498
Linde AG	165,300	20,825,865
ThyssenKrupp AG	379,500	19,004,114
(Cost $128,079,946)		177,208,896
Greece 0.5%
National Bank of Greece SA (Cost $9,654,222)	208,400	9,279,669
Hong Kong 2.1%
Chaoda Modern Agriculture (Holdings) Ltd.	7,102,000	7,537,946
China Mobile Ltd.	1,186,000	13,483,773
CNOOC Ltd.	11,325,600	17,634,155
(Cost $43,601,126)		38,655,874
India 1.7%
Bharti Airtel Ltd.*	1,076,157	20,415,378
ICICI Bank Ltd.	654,900	9,848,341
(Cost $35,105,713)		30,263,719
Indonesia 0.5%
PT Bumi Resources Tbk (Cost $12,407,466)	15,459,100	9,182,194
Italy 4.9%
Intesa Sanpaolo	6,578,100	35,348,988
Saipem SpA	462,500	18,356,513
UniCredit SpA	6,388,272	34,588,926
(Cost $103,064,544)		88,294,427
Japan 11.2%
Canon, Inc.	1,046,100	46,809,027
Komatsu Ltd.	677,100	14,212,051
Matsushita Electric Industrial Co., Ltd.	698,000	14,356,338
Mitsubishi Corp.	895,500	24,799,221
Mitsubishi UFJ Financial Group, Inc.	2,360,500	17,975,766
Mitsui & Co., Ltd.	543,000	9,322,471
Nintendo Co., Ltd.	98,800	46,697,227
Suzuki Motor Corp.	900,000	18,999,663
Terumo Corp.	180,700	10,112,706
(Cost $194,662,443)		203,284,470
Kazakhstan 0.8%
KazMunaiGas Exploration Production (GDR) 144A (Cost $14,076,572)	602,526	13,948,477
Luxembourg 1.5%
ArcelorMittal (Cost $27,063,430)	350,099	27,573,551
Mexico 1.3%
America Movil SAB de CV "L" (ADR)	213,200	10,954,216
Grupo Financiero Banorte SAB de CV "O" (a)	3,171,800	12,708,484
(Cost $24,276,903)		23,662,700
Norway 2.5%
DnB NOR ASA	1,604,600	18,561,804
StatoilHydro ASA	877,200	26,959,003
(Cost $44,752,039)		45,520,807
Qatar 1.2%
Commercial Bank of Qatar (GDR) 144A* (Cost $24,092,531)	3,215,350	21,726,831
Russia 3.2%
Gazprom (ADR) (b)	203,150	7,922,850
Gazprom (ADR) (b)	585,500	22,765,540
Sberbank	5,470,004	12,873,638
Uralkali (GDR) 144A (a)	358,800	15,428,400
(Cost $63,078,465)		58,990,428
Singapore 1.0%
United Overseas Bank Ltd. (Cost $20,382,211)	1,422,000	18,970,390
Spain 4.8%
Banco Santander SA	1,022,900	17,399,180
Iberdrola SA	2,781,856	33,526,650
Telefonica SA	1,475,590	36,505,645
(Cost $91,393,587)		87,431,475
Switzerland 7.3%
Lonza Group AG (Registered)	254,690	36,006,250
Nestle SA (Registered)	871,422	38,401,570
Roche Holding AG (Genusschein)	219,365	36,978,818
Xstrata PLC	388,707	21,663,409
(Cost $107,625,705)		133,050,047
United Arab Emirates 0.6%
Arabtec Holding Co.*	1,249,069	4,743,881
First Gulf Bank PJSC*	918,292	5,750,185
(Cost $12,333,565)		10,494,066
United Kingdom 14.6%
3i Group PLC	1,101,569	18,405,351
AMEC PLC	3,083,444	47,331,057
Anglo American PLC	184,440	9,823,652
Babcock International Group PLC	2,375,244	25,951,967
BAE Systems PLC	1,527,532	13,341,515
BG Group PLC	1,120,014	24,860,958
HBOS PLC	3,527,234	20,314,083
HSBC Holdings PLC	1,898,168	29,902,449
Imperial Tobacco Group PLC	391,855	12,924,801
Man Group PLC	1,709,600	17,673,674
Prudential PLC	1,701,877	17,008,185
Vedanta Resources PLC	432,629	14,314,113
Vodafone Group PLC	5,145,663	13,180,083
(Cost $255,195,818)		265,031,888
Total Common Stocks (Cost $1,620,717,831)		1,687,902,970

Exchange Traded Fund 2.8%
iShares MSCI Japan Index Fund (Cost $58,256,873)	4,412,515	50,390,921

Participatory Notes 1.0%
Aldar Properties PJSC, Commercial Bank of Qatar, Dubai Islamic Bank, National Central Cooling Co., and Qatar Electricity & Water Co. (issuer Merrill Lynch International & Co.), Expiration Date 10/26/2009* (Cost $14,796,285)	147,300	11,800,203
Merrill Lynch Frontier Index Trust (issuer Merrill Lynch International & Co.), Expiration Date 2/27/2009 (Cost $9,613,586)	96,800	7,617,192
Total Participatory Notes (Cost $24,409,871)		19,417,395

Preferred Stocks 0.6%
Germany
Porsche Automobil Holding SE (Cost $6,891,566)	73,670	10,383,448

Rights 0.0%
Australia
Leighton Holdings Ltd., Expiration Date 9/11/2008* (Cost $0)	55,878	535,484

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 2.65% (c) (d) (Cost $57,768,532)	57,768,532	57,768,532

Cash Equivalents 1.5%
Cash Management QP Trust, 2.44% (c) (Cost $27,741,962)	27,741,962	27,741,962
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,795,786,635)+	102.0	1,854,140,712
Other Assets and Liabilities, Net	(2.0)	(36,814,060)
Net Assets	100.0	1,817,326,652
* Non-income producing security.
+ The cost for federal income tax purposes was $1,821,709,999. At August 31, 2008, net unrealized appreciation for all securities based on tax cost was $32,430,713. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $198,798,307 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $166,367,594.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2008 amounted to $54,906,394, which is 3.0% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments: Investments in securities, at value (cost $1,710,276,141) — including $54,906,394 of securities loaned	$ 1,768,630,218
Investment in Daily Assets Fund Institutional (cost $57,768,532)*	57,768,532
Investment in Cash Management QP Trust (cost $27,741,962)	27,741,962
Total investments, at value (cost $1,795,786,635)	1,854,140,712
Foreign currency, at value (cost $21,779,917)	21,803,794
Receivable for investments sold	83,689,218
Receivable for Fund shares sold	606,062
Dividends receivable	2,103,924
Interest receivable	145,888
Foreign taxes recoverable	1,083,354
Other assets	52,907
Total assets	1,963,625,859
Liabilities
Payable for investments purchased	84,693,662
Payable upon return of securities loaned	57,768,532
Payable for Fund shares redeemed	1,355,344
Accrued management fee	901,653
Other accrued expenses and payables	1,580,016
Total liabilities	146,299,207
Net assets, at value	$ 1,817,326,652
Net Assets Consist of
Undistributed net investment income	37,788,237
Net unrealized appreciation (depreciation) on: Investments	58,354,077
Foreign currency	55,886
Accumulated net realized gain (loss)	(496,553,845)
Paid-in capital	2,217,682,297
Net assets, at value	$ 1,817,326,652
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($244,214,885 ÷ 4,344,012 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 56.22
Maximum offering price per share (100 ÷ 94.25 of $56.22)	$ 59.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,176,926 ÷ 291,270 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 55.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,075,347 ÷ 434,005 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 55.47
Class S Net Asset Value, offering and redemption price(a) per share ($1,480,099,079 ÷ 26,175,556 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 56.55
Institutional Class Net Asset Value, offering and redemption price(a) per share ($52,760,415 ÷ 936,284 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 56.35
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,779,350)	$ 64,714,490
Interest — Cash Management QP Trust	1,574,015
Interest	359,394
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,984,717
Total Income	69,632,616
Expenses: Management fee	12,427,533
Administration fee	2,199,573
Services to shareholders	4,047,551
Distribution and service fees	1,260,820
Custodian fee	1,268,569
Reports to shareholders	266,748
Professional fees	176,861
Registration fees	81,943
Directors' fees and expenses	94,919
Other	95,989
Total expenses before expense reductions	21,920,506
Expense reductions	(28,709)
Total expenses after expense reductions	21,891,797
Net investment income (loss)	47,740,819
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $45,533)	(11,225,202)
Foreign currency	(2,033,826)
Payments made by affiliates (see Note F)	1,008,889
(12,250,139)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $16,501)	(373,032,918)
Foreign currency	(118,150)
(373,151,068)
Net gain (loss)	(385,401,207)
Net increase (decrease) in net assets resulting from operations	$ (337,660,388)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income (loss)	$ 47,740,819	$ 27,401,768
Net realized gain (loss)	(12,250,139)	395,698,933
Change in net unrealized appreciation (depreciation)	(373,151,068)	(83,964,996)
Net increase (decrease) in net assets resulting from operations	(337,660,388)	339,135,705
Distributions to shareholders from: Net investment income: Class A	(2,835,040)	(6,826,031)
Class B	(720)	(441,052)
Class C	(43,996)	(429,721)
Class S	(23,164,866)	(43,838,461)
Institutional Class	(433,745)	(762,196)
Total distributions	(26,478,367)	(52,297,461)
Fund share transactions: Proceeds from shares sold	275,818,611	141,186,762
Net assets acquired in tax-free reorganizations	—	427,148,405
Reinvestment of distributions	24,134,814	47,884,555
Cost of shares redeemed	(382,858,681)	(329,296,767)
Redemption fees	99,034	15,250
Net increase (decrease) in net assets from Fund share transactions	(82,806,222)	286,938,205
Increase (decrease) in net assets	(446,944,977)	573,776,449
Net assets at beginning of period	2,264,271,629	1,690,495,180
Net assets at end of period (including undistributed net investment income of $37,788,237 and $17,639,896, respectively)	$ 1,817,326,652	$ 2,264,271,629

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 67.17	$ 57.01	$ 47.44	$ 37.86	$ 33.18
Income (loss) from investment operations: Net investment income (loss)[a]	1.29[d]	.77[d]	1.13[d]	.56	.16
Net realized and unrealized gain (loss)	(11.62)	11.05	9.31	9.48	4.82
Total from investment operations	(10.33)	11.82	10.44	10.04	4.98
Less distributions from: Net investment income	(.62)	(1.66)	(.87)	(.46)	(.30)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 56.22	$ 67.17	$ 57.01	$ 47.44	$ 37.86
Total Return (%)[b]	(15.58)[e]	21.03[c]	22.24[c]	26.63	15.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	244	308	241	219	192
Ratio of expenses before expense reductions (%)	1.22	1.24	1.32	1.33	1.55
Ratio of expenses after expense reductions (%)	1.22	1.24	1.30	1.33	1.55
Ratio of net investment income (loss) (%)	1.94[d]	1.21[d]	2.16[d]	1.28	.41
Portfolio turnover rate (%)	133	104	76	57	82
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.64)%.
* Amount is less than $.005.

Class B Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 66.32	$ 56.18	$ 46.74	$ 37.36	$ 32.74
Income (loss) from investment operations: Net investment income (loss)[a]	.76[d]	.23[d]	.51[d]	.13	(.14)
Net realized and unrealized gain (loss)	(11.54)	10.89	9.26	9.31	4.77
Total from investment operations	(10.78)	11.12	9.77	9.44	4.63
Less distributions from: Net investment income	(.00)*	(.98)	(.33)	(.06)	(.01)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 55.54	$ 66.32	$ 56.18	$ 46.74	$ 37.36
Total Return (%)[b,c]	(16.27)[e]	20.01	20.92	25.21	14.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	29	28	33	40
Ratio of expenses before expense reductions (%)	2.10	2.16	2.42	2.62	2.49
Ratio of expenses after expense reductions (%)	2.03	2.14	2.35	2.37	2.37
Ratio of net investment income (loss) (%)	1.14[d]	.31[d]	1.00[d]	.24	(.41)
Portfolio turnover rate (%)	133	104	76	57	82
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.33)%.
* Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 66.29	$ 56.22	$ 46.74	$ 37.35	$ 32.74
Income (loss) from investment operations: Net investment income (loss)[a]	.79[d]	.30[d]	.67[d]	.18	(.14)
Net realized and unrealized gain (loss)	(11.52)	10.90	9.21	9.32	4.76
Total from investment operations	(10.73)	11.20	9.88	9.50	4.62
Less distributions from: Net investment income	(.09)	(1.13)	(.40)	(.11)	(.01)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 55.47	$ 66.29	$ 56.22	$ 46.74	$ 37.35
Total Return (%)[b]	(16.24)[e]	20.10[c]	21.26	25.44	14.17[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	32	23	22	22
Ratio of expenses before expense reductions (%)	2.01	2.01	2.11	2.24	2.38
Ratio of expenses after expense reductions (%)	2.01	2.01	2.11	2.24	2.36
Ratio of net investment income (loss) (%)	1.16[d]	.44[d]	1.31[d]	.37	(.40)
Portfolio turnover rate (%)	133	104	76	57	82
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.30)%.
* Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 67.57	$ 57.34	$ 47.74	$ 38.10	$ 33.36
Income (loss) from investment operations: Net investment income (loss)[a]	1.48[c]	.97[c]	1.28[c]	.71	.30
Net realized and unrealized gain (loss)	(11.66)	11.11	9.37	9.54	4.86
Total from investment operations	(10.18)	12.08	10.65	10.25	5.16
Less distributions from: Net investment income	(.84)	(1.85)	(1.05)	(.61)	(.42)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 56.55	$ 67.57	$ 57.34	$ 47.74	$ 38.10
Total Return (%)	(15.33)[d]	21.42[b]	22.61[b]	27.06	15.49[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,480	1,870	1,390	1,278	1,273
Ratio of expenses before expense reductions (%)	.93	.93	1.02	.98	1.23
Ratio of expenses after expense reductions (%)	.93	.93	1.01	.98	1.17
Ratio of net investment income (loss) (%)	2.24[c]	1.52[c]	2.40[c]	1.63	.79
Portfolio turnover rate (%)	133	104	76	57	82
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.39)%.
* Amount is less than $.005.

Institutional Class Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 67.34	$ 57.10	$ 47.58	$ 37.99	$ 33.28
Income (loss) from investment operations: Net investment income (loss)[a]	1.58[c]	1.06[c]	1.52[c]	.76	.39
Net realized and unrealized gain (loss)	(11.64)	11.06	9.12	9.51	4.84
Total from investment operations	(10.06)	12.12	10.64	10.27	5.23
Less distributions from: Net investment income	(.93)	(1.88)	(1.12)	(.68)	(.52)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 56.35	$ 67.34	$ 57.10	$ 47.58	$ 37.99
Total Return (%)	(15.22)[d]	21.60[b]	22.65[b]	27.18	15.77[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	26	8	9	8
Ratio of expenses before expense reductions (%)	.80	.79	.98	.85	.96
Ratio of expenses after expense reductions (%)	.80	.79	.96	.85	.94
Ratio of net investment income (loss) (%)	2.36[c]	1.66[c]	2.87[c]	1.76	1.02
Portfolio turnover rate (%)	133	104	76	57	82
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.28)%.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $395,637,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($11,871,000), August 31, 2010 ($27,218,000), and August 31, 2011 ($356,548,000), the expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code. During the year ended August 31, 2008, the Fund utilized approximately $82,128,000 of prior year capital loss carryforwards and approximately $7,522,000 was determined non-usable.

In addition, from November 1, 2007 through August 31, 2008, the Fund incurred approximately $75,014,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 37,835,391
Capital loss carryforwards	$ (395,637,000)
Net unrealized appreciation (depreciation) on investments	$ 32,430,713

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2008	2007
Distributions from ordinary income	$ 26,478,367	$ 52,297,461

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $2,872,736,806 and $2,953,377,927, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.565% of the Fund's average daily net assets.

For the period from September 1, 2007 through November 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class S	.95%
Institutional Class	.88%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor received an Administration Fee of $2,199,573, of which $159,572 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 619,626	$ —	$ 146,187
Class B	79,382	17,701	24,843
Class C	67,231	—	15,942
Class S	1,617,109	—	416,446
Institutional Class	11,565	—	3,698
	$ 2,394,913	$ 17,701	$ 607,116

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class B	$ 181,849	$ 13,527
Class C	232,752	16,991
	$ 414,601	$ 30,518

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 710,812	$ 47,211.24%
Class B	58,453	2,579.24%
Class C	76,954	2,460.25%
	$ 846,219	$ 52,250

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $26,213.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2008, the CDSC for Class B and C shares aggregated $36,542 and $2,446, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2008, DIDI received $3,410 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,027, of which $21,371 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $11,008 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	795,085	$ 53,002,257	626,170	$ 39,507,429
Class B	46,283	3,073,199	58,833	3,709,973
Class C	126,084	8,417,760	95,931	6,130,321
Class S	2,002,250	137,320,925	1,122,930	71,278,934
Institutional Class	1,133,864	74,004,470	339,713	20,560,105
		$ 275,818,611		$ 141,186,762
Shares issued in tax-free reorganizations
Class A	—	—	593,267	$ 40,112,543
Class B	—	—	94,055	6,271,397
Class C	—	—	127,039	8,464,737
Class S	—	—	5,377,222	372,299,728
		$ —		$ 427,148,405
Shares issued to shareholders in reinvestment of distributions
Class A	38,363	$ 2,647,837	105,853	$ 6,436,917
Class B	10	711	7,153	431,983
Class C	542	37,102	6,625	399,705
Class S	303,342	21,015,419	657,318	40,132,050
Institutional Class	6,288	433,745	7,961	483,900
		$ 24,134,814		$ 47,884,555
Shares redeemed
Class A	(1,067,583)	$ (70,090,475)	(983,133)	$ (61,971,278)
Class B	(199,388)	(13,008,226)	(221,017)	(13,694,184)
Class C	(176,039)	(11,405,280)	(153,441)	(9,676,919)
Class S	(3,797,975)	(253,751,863)	(3,726,084)	(237,303,320)
Institutional Class	(585,318)	(34,602,837)	(107,617)	(6,651,066)
		$ (382,858,681)		$ (329,296,767)
Redemption fees		$ 99,034		$ 15,250
Net increase (decrease)
Class A	(234,135)	$ (14,431,104)	342,157	$ 24,089,755
Class B	(153,095)	(9,934,195)	(60,976)	(3,280,413)
Class C	(49,413)	(2,950,393)	76,154	5,317,844
Class S	(1,492,383)	(95,395,477)	3,431,386	246,417,351
Institutional Class	554,834	39,904,947	240,057	14,393,668
		$ (82,806,222)		$ 286,938,205

F. Payments Made by Affiliates

During the year ended August 31, 2008, the Advisor fully reimbursed the Fund $1,008,889 for losses incurred on trades executed incorrectly.

G. Acquisition of Assets

On June 11, 2007, the Fund acquired all of the net assets of DWS Pacific Opportunities Fund pursuant to a plan of reorganization approved by shareholders on March 15, 2007. The acquisition was accomplished by a tax-free exchange of 1,994,067 Class A shares, 338,594 Class B shares, 467,072 Class C shares and 9,106,582 Class S shares of DWS Pacific Opportunities Fund, respectively, for 436,327 Class A shares, 73,311 Class B shares, 101,296 Class C shares and 2,004,779 Class S shares of the Fund, respectively, outstanding on June 8, 2007. DWS Pacific Opportunities Fund's net assets at that date of $175,062,425, including $1,621,093 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,888,082,543. The combined net assets of the Fund immediately following the acquisition were $2,063,144,968.

On July 23, 2007, the Fund acquired all of the net assets of DWS International Equity Fund pursuant to a plan of reorganization approved by shareholders on May 30, 2007. The acquisition was accomplished by a tax-free exchange of 599,925 Class A shares, 79,038 Class B shares, 99,958 Class C shares and 6,648,361 Class S shares of DWS International Equity Fund, respectively, for 156,940 Class A shares, 20,744 Class B shares, 25,743 Class C shares and 3,372,443 Class S shares of the Fund, respectively, outstanding on July 20, 2007. DWS International Equity Fund's net assets at that date of $252,085,980, including $59,809,642 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,135,010,570. The combined net assets of the Fund immediately following the acquisition were $2,387,096,550.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $4,032,531 and earned $15,873,944 of foreign source income during the year ended August 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.13 per share as foreign taxes paid and $0.49 per share as income earned from foreign sources for the year ended August 31, 2008.

For federal income tax purposes, the Fund designates $76,065,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2008, DWS International Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$87,950	$0	$0	$0
2007	$81,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$98,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of

Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2008